Exhibit 31.1
                  CERTIFICATION PURSUANT TO SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002

        I, Eugene I. Gordon, Ph.D., Chief Executive Officer of Medjet Inc., certify that:

         1. I have reviewed this quarterly report on Form 10-QSB of Medjet Inc.;

         2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

         3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

         4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15e and 15d-15e) for the small business issuer and we have:

         a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervisor to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

         b) evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

         c) disclosed in this quarterly report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

         5. The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting to the small business issuer's auditors and the audit committee of small business issuer's board of directors (or persons performing the equivalent function):

         a) all significant deficiencies and material deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: August 20, 2004                              By: /S/  EUGENE I. GORDON
                                                       -------------------------
                                                   Eugene I. Gordon, Ph.D.
                                                   Chief Executive Officer
                                                   (Principal Financial Officer)